UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – February 12, 2008

(Date of earliest event reported)

QUESTAR GAS COMPANY
(Exact name of registrant as specified in charter)

STATE OF UTAH	333-69210	87-0155877
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

180 East 100 South Street, P.O. Box 45360 Salt Lake City, Utah 84145-0360

(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5555

                                  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2008, Questar announced that Alan K. Allred, president and CEO of the company’s utility subsidiary, Questar Gas, will retire later this year. The Company's Board of Directors appointed Ronald W. Jibson to the position of Executive Vice President and Chief Operating Officer, effective March 1, 2008.

Item 9.01

Financial Statements and Exhibits.

Exhibits.

Exhibit No.

Exhibit

99.1

Release issued February 13, 2008, by Questar Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR GAS COMPANY

   (Registrant)

February 15, 2008

/s/S. E. Parks

S. E. Parks

Vice President and

Chief Financial Officer

List of Exhibits:

Exhibit No.

Exhibit

99.1

Release issued February 13, 2008, by Questar Corporation.

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